Exhibit 99.1

Wichita Falls Bancshares, Inc. and Subsidiaries

Consolidated Balance Sheets

September 30, 2025 (Unaudited) and December 31, 2024

(in thousands, except per share data)

	September 30, 2025	December 31, 2024
Assets
Cash and cash equivalents
Cash and due from banks	$9,113	$25,191
Interest-bearing deposits	119,794	138,892

Total cash and equivalents	128,907	164,083

Debt securities available for sale, at fair value (amortized cost $54,806 and $59,429, net of allowance for credit losses of $0 and $0)	52,024	55,157
Debt securities held to maturity, net of allowance for credit losses of $0 and $0, (fair value 9/30/2025 - $365, 12/31/2024 - $501)	364	501
Restricted stock, at cost	4,676	12,686
Investment in unconsolidated subsidiary	278	279
Loans held-for-sale	433	1,999
Loans, net of allowance for credit losses of $10,640 and $10,815 as of September 30, 2025 and December 31, 2024, respectively	1,082,915	1,260,776
Premises and equipment, net	13,903	14,337
Accrued interest receivable	5,746	6,634
Bank-owned life insurance	13,636	13,606
Goodwill	4,379	4,379
Other intangible assets, net	813	948
Other assets	6,573	7,266

Total assets	$1,314,647	$1,542,651

Liabilities
Deposits	$1,110,928	$1,154,868
Federal funds purchased and repurchase agreements	1,784	2,302
Federal Home Loan Bank advances	30,096	205,189
Other borrowings	37,196	37,336
Subordinated debt	20,924	33,128
Allowance for credit losses on off-balance sheet credit exposures	1,746	1,746
Accrued interest payable	2,105	2,177
Other liabilities	7,660	8,671

Total liabilities	1,212,439	1,445,417

Stockholders' Equity
Common stock, par value $1 a share
Authorized - 1,000,000 shares; 620,912 shares issued and outstanding at September 30, 2025 and December 31, 2024	621	621
Capital surplus	33,277	33,277
Retained earnings	70,507	66,896
Accumulated other comprehensive loss	(2,197)	(3,560)

Total stockholders' equity	102,208	97,234

	$1,314,647	$1,542,651

See Notes to Consolidated Financial Statements

Wichita Falls Bancshares, Inc. and Subsidiaries

Consolidated Statements of Income

Nine Months Ended September 30, 2025 and 2024 (Unaudited)

(in thousands, except per share data)

	Nine Months Ended September 30,
	2025	2024
Interest Income
Interest and fees on loans	$54,685	$56,681
Interest on debt securities
Taxable	1,046	940
Tax-exempt	797	866
Interest on federal funds sold and interest-bearing deposits in banks	1,459	1,360
Total interest income	57,987	59,847

Interest Expense
Deposits	26,357	26,883
Federal funds purchased and repurchase agreements	20	26
Borrowed funds	6,720	8,959
Subordinated debt	541	617
Total interest expense	33,638	36,485

Net interest income	24,349	23,362

Provision for credit losses	164	1,560
Net interest income after provision for credit losses	24,185	21,802

Non-Interest Income
Service charges on deposit accounts	304	338
Mortgage loan sales/originations/processing	467	387
Loss on sale of securities	-	(440)
Earnings on bank-owned life insurance	331	288
ATM/debit card interchange fees	559	603
Other	645	727
Total non-interest income	2,306	1,903

Non-Interest Expense
Salaries and employee benefits	10,710	12,289
Occupancy	1,773	2,057
Data processing	864	806
Director fees	402	410
Legal and professional fees	1,601	949
FDIC assessment	1,088	1,304
Mortgage expense	145	101
Telephone	386	374
Loss on sale of assets	1,913	-
Loss on sale of foreclosed assets	99	-
Amortization of intangibles	135	846
Other	2,958	3,255
Total non-interest expense	22,074	22,391

Income before income taxes	4,417	1,314

Income tax expense (benefit)	806	(2,069)

Net Income	$3,611	$3,383

See Notes to Consolidated Financial Statements

Wichita Falls Bancshares, Inc. and Subsidiaries

Consolidated Statements of Comprehensive Income

Nine Months Ended September 30, 2025 and 2024 (Unaudited)

(in thousands, except per share data)

	Nine Months Ended September 30,
	2025	2024

Net Income	$3,611	$3,383

Other Comprehensive Income

Unrealized holding gains arising during period on debt securities available for sale	1,489	686
Reclassification adjustment for losses included in net income	-	440

Tax effect	(126)	271

Net of tax	1,363	1,397

Other comprehensive gain, net	1,363	1,397

Comprehensive Income	$4,974	$4,780

See Notes to Consolidated Financial Statements

Wichita Falls Bancshares, Inc. and Subsidiaries

Consolidated Statements of Changes in Stockholders’ Equity

Nine Months Ended September 30, 2025 and 2024 (Unaudited)

(in thousands, except per share data)

				Accumulated
				Other
	Common	Capital	Retained	Comprehensive	Treasury
	Stock	Surplus	Earnings	(Loss)	Stock	Total

Balance at December 31, 2023	$592	$27,994	$61,098	$(3,388)	$(1,305)	$84,991

Net income	-	-	3,383	-	-	3,383

Other comprehensive gain	-	-	-	1,397	-	1,397

Treasury stock sold	-	50	-	-	52	102

Cash dividends	-	-	(81)	-	-	(81)

Balance at September 30, 2024	$592	$28,044	$64,400	$(1,991)	$(1,253)	$89,792

Balance at December 31, 2024	$621	$33,277	$66,896	$(3,560)	$-	$97,234

Net income	-	-	3,611	-	-	3,611

Other comprehensive gain	-	-	-	1,363	-	1,363

Balance at September 30, 2025	$621	$33,277	$70,507	$(2,197)	$-	$102,208

See Notes to Consolidated Financial Statements

Wichita Falls Bancshares, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

Nine Months Ended September 30, 2025 and 2024 (Unaudited)

(in thousands)

	Nine Months Ended September 30,
	2025	2024
Operating Activities
Net income	$3,611	$3,383
Adjustments to reconcile net income to net cash provided by operating activities
Provision for credit losses	164	1,560
Depreciation	542	558
Amortization of core deposit intangibles	135	134
Net loss on sales of debt securities	-	440
Net loss on sales of foreclosed assets	99	-
Net loss on sales of premises and equipment	25	-
Net loss on sales of loans	1,887	-
Deferred tax benefit	(122)	(122)
Amortization of discounts and premiums on debt securities	(1,229)	(212)
Earnings on bank-owned life insurance policies	(412)	(288)
Changes in assets and liabilities
Net increase (decrease) in loans held-for-sale	1,566	(1,324)
Accrued interest receivable	888	(456)
Other assets	(17)	(623)
Accrued interest payable	(72)	111
Other liabilities	(584)	(1,171)

Total adjustments	2,870	(1,393)

Net Cash Provided by Operating Activities	6,481	1,990

Investing Activities
Proceeds from maturities, paydowns, and sales of debt securities available for sale	5,466	27,608
Proceeds from maturities and paydowns of debt securities held to maturity	137	130
Purchases of debt securities available for sale	(1,104)	(27,835)
Proceeds from redemption of restricted stock	11,560	3,003
Purchases of restricted stock	(3,550)	(6,099)
Increase (decrease) in loans, net	177,861	(87,427)
Purchases of premises and equipment	(134)	(157)

Net Cash Provided by (Used in) Investing Activities	190,236	(90,777)

See Notes to Consolidated Financial Statements

Wichita Falls Bancshares, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

Nine Months Ended September 30, 2025 and 2024 (Unaudited)

(in thousands)

	Nine Months Ended September 30,
	2025	2024
Financing Activities
Increase (decrease) in deposits	(43,940)	36,550
Proceeds from FHLB advances	3,020,000	4,560,500
Repayments of FHLB advances	(3,195,093)	(4,506,590)
Proceeds from subordinated debt	-	8,700
Repayments of subordinated debt	(12,203)	-
Repayments of other borrowings	(139)	(177)
Net change in fed funds purchased and repurchase agreements	(518)	(633)
Dividends paid	-	(81)

Net Cash (Used in) Provided by Financing Activities	(231,893)	98,269

Net Change in Cash and Cash Equivalents	(35,176)	9,482

Cash and Cash Equivalents, Beginning of Year	164,083	157,840

Cash and Cash Equivalents, End of Year	$128,907	$167,322

Supplemental Schedule of Operating and Investing Activities
Interest paid	$24,880	$36,374
Income taxes paid	$2,420	$666

See Notes to Consolidated Financial Statements

Wichita Falls Bancshares, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2025 and 2024 (Unaudited)

Note 1 - Basis for Presentation and Summary of Significant Accounting Policies

The accompanying unaudited interim consolidated financial statements of Wichita Falls Bancshares, Inc. (Bancshares) and its wholly-owned subsidiaries, First National Bank (Bank) and 114 Dove LLC (which are referred to collectively herein as the Company), have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for interim financial information and with the instructions Rule 10-01 of Regulation S-X. Accordingly, certain information and footnote disclosures normally included in annual financial statements prepared in accordance with GAAP have been condensed or omitted pursuant to such rules and regulations. These unaudited interim consolidated financial statements and notes should be read in conjunction with the Company’s consolidated financial statements and notes thereto for the years ended December 31, 2024. In the opinion of management, all adjustments necessary for a fair presentation have been made and consist only of normal recurring adjustments. Interim results of operations are not necessarily indicative of results to be expected for the year.

Allowance for Credit Losses – Held to Maturity Securities

Management measures expected credit losses on held to maturity debt securities on a collective basis by major security type. Accrued interest receivable on held to maturity debt securities totaled approximately $0 at September 30, 2025 and December 31, 2024, and is excluded from the estimate of credit losses.

Allowance for Credit Losses – Available for Sale Securities

Accrued interest receivable on available for sale debt securities totaled approximately $313,000 and $529,000 at September 30, 2025 and December 31, 2024, respectively and is excluded from the estimate of credit losses.

Loans

Accrued interest receivable totaled approximately $5,433,000 and $6,104,000 at September 30, 2025 and December 31, 2024, respectively, and is reported in accrued interest receivable on the consolidated balance sheets and is excluded from the estimate of credit losses.

Subsequent Events

The Company has evaluated subsequent events through November 14, 2025, the date which the consolidated financial statements were available to be issued.

Wichita Falls Bancshares, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2025 and 2024 (Unaudited)

Note 2 - Debt Securities

The following tables summarize the Company’s available for sale and held to maturity debt securities at September 30, 2025 and December 31, 2024 (in thousands):

	September 30, 2025
		Gross	Gross	Allowance
	Amortized	Unrealized	Unrealized	for	Fair
	Cost	Gains	Losses	Credit Losses	Value
Available for sale
Obligations of states and municipal subdivisions	$27,546	$-	$(2,809)	$-	$24,737
Mortgage-backed securities	14,387	208	(280)	-	14,315
Collateralized mortgage obligations	11,873	191	(89)	-	11,975
Corporate bonds	1,000	-	(3)	-	997
Total available for sale	$54,806	$399	$(3,181)	$-	$52,024

		Gross	Gross		Allowance
	Amortized	Unrecognized	Unrecognized	Fair	for
	Cost	Gains	Losses	Value	Credit Losses
Held to maturity
Obligations of states and municipal subdivisions	$364	$1	$-	$365	$-
Total held to maturity	$364	$1	$-	$365	$-

	December 31, 2024
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value
Available for sale
Obligations of states and municipal subdivisions	$28,659	$-	$(3,278)	$-	$25,381
Mortgage-backed securities	16,367	-	(689)	-	15,678
Collateralized mortgage obligations	13,403	16	(293)	-	13,126
Corporate bonds	1,000	-	(28)	-	972
Total available for sale	$59,429	$16	$(4,288)	$-	$55,157

	Amortized Cost	Gross Unrecognized Gains	Gross Unrecognized Losses	Fair Value	Allowance for Credit Losses
Held to maturity
Obligations of states and municipal subdivisions	$501	$-	$-	$501	$-
Total held to maturity	$501	$-	$-	$501	$-

Wichita Falls Bancshares, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2025 and 2024 (Unaudited)

The amortized cost and fair value of debt securities at September 30, 2025, by contractual maturity, are shown below (in thousands). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized	Fair
	Cost	Value
Available-for-sale
One year or less	$265	$263
After one year through five years	18,907	18,837
After five years through ten years	16,764	16,504
After ten years	18,870	16,420
Total	$54,806	$52,024

Held-to-maturity
One year or less	$69	$69
After five years through ten years	295	296
Total	$364	$365

There were no sales of available for sale debt securities during the nine months ended September 30, 2025. There were sales of available for sale debt securities of approximately $20,858,000 during the nine months ended September 30, 2024. There were losses of approximately $440,000 on those sales.

Debt securities available for sale with a fair value of approximately $31,471,000 and $21,017,000 at September 30, 2025 and December 31, 2024, respectively, were pledged to secure public deposits, repurchase agreements, and for other purposes required or permitted by law.

Unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at September 30, 2025 are summarized as follows (in thousands):

	Continuous Unrealized		Continuous Unrealized
	Losses Existing for Less		Losses Existing for 12
	Than 12 Months		Months or Greater		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses

September 30, 2025
Obligations of states and municipal subdivisions	$-	$-	$23,731	$(2,809)	$23,731	$(2,809)
Mortgage-backed securities	1,326	(15)	3,947	(265)	5,273	(280)
Collateralized mortgage obligations	-	-	1,091	(89)	1,091	(89)
Corporate bonds	-	-	997	(3)	997	(3)
Total available for sale	$1,326	$(15)	$29,766	$(3,166)	$31,092	$(3,181)

There were no unrealized losses on held to maturity securities for the nine months ended September 30, 2025 or 2024.

There was no allowance for credit losses established for held to maturity or available for sale securities at September 30, 2025 or December 31, 2024.

Wichita Falls Bancshares, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2025 and 2024 (Unaudited)

Note 3 - Loans and Allowance for Credit Losses

A summary of loans by major category at September 30, 2025 and December 31, 2024 are as follows (in thousands):

	September 30,	December 31,
	2025	2024

Commercial	$80,177	$86,573
Equipment finance leases	78	96
Commercial real estate	794,977	892,331
Residential real estate	212,348	285,242
Consumer	5,975	7,349

	1,093,555	1,271,591

Less allowance for credit losses	(10,640)	(10,815)

Loans, net	$1,082,915	$1,260,776

The following table presents the activity in the allowance for credit losses by portfolio segment for the nine months ended September 30, 2025 and year ended December 31, 2024 (in thousands):

	September 30, 2025
		Equipment	Commercial	Residential
	Commercial	Finance Leases	Real Estate	Real Estate	Consumer	Total
Allowance for Credit Losses
Balance, beginning of period	$(113)	$-	$2,411	$8,517	$-	$10,815
Charge-offs	(218)	-	-	(179)	(19)	(416)
Recoveries	53	-	1	-	24	78
Provisions for credit losses	1,746	-	(1,661)	(80)	158	163

Balance, end of period	$1,468	$-	$751	$8,258	$163	$10,640

	December 31, 2024
		Equipment	Commercial	Residential
	Commercial	Finance Leases	Real Estate	Real Estate	Consumer	Total
Allowance for Credit Losses
Balance, beginning of period	$878	$-	$1,246	$8,141	$73	$10,338
Reallocation of ACL for off-balance sheet credit exposures	-	-	-	100	-	100
Charge-offs	(1,189)	-	-	(96)	(89)	(1,374)
Recoveries	85	-	-	-	6	91
Provisions for credit losses	113	-	1,165	372	10	1,660

Balance, end of period	$(113)	$-	$2,411	$8,517	$-	$10,815

Wichita Falls Bancshares, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2025 and 2024 (Unaudited)

In addition to the allowance for credit losses on loans, the Company has established an allowance for credit losses on off-balance sheet exposures of approximately $1,746,000 at September 30, 2025 and at December 31, 2024. The following table presents the activity in the allowance for credit losses on off-balance sheet exposures for the nine months ended September 30, 2025 and 2024.

	Nine Months ended	Nine Months ended
	September 30, 2025	September 30, 2024

Balance, beginning of period	$1,746	$1,846

Balance, end of year	$1,746	$1,846

Credit Quality Indicators

The following tables present the Company’s loan portfolio by credit quality classification and original year (in thousands) at September 30, 2025 and December 31, 2024:

	Term Loans Amortized Cost Basis by Origination Year
							Revolving
							Loans Amortized
	2025	2024	2023	2022	2021	Prior	Cost Basis	Total
As of September 30, 2025
Commercial:
Pass	$15,002	$9,746	$11,733	$26,902	$5,280	$8,170	$-	$76,833
Special Mention	80	-	674	1,304	-	788	-	2,846
Substandard	-	-	372	101	25	-	-	498
Doubtful	-	-	-	-	-	-	-	-

Total commercial loans	$15,082	$9,746	$12,779	$28,307	$5,305	$8,958	$-	$80,177

Current period gross charge-offs	$-	$-	$74	$55	$72	$17	$-	$218

Equipment finance leases:
Pass	$78	$-	$-	$-	$-	$-	$-	$78
Special Mention	-	-	-	-	-	-	-	-
Substandard	-	-	-	-	-	-	-	-
Doubtful	-	-	-	-	-	-	-	-

Total equipment finance leases	$78	$-	$-	$-	$-	$-	$-	$78

Current period gross charge-offs	$-	$-	$-	$-	$-	$-	$-	$-

Commercial real estate:
Pass	$6,638	$20,541	$103,786	$324,955	$222,887	$110,606	$-	$789,413
Special Mention	-	-	-	24	44	1,478	-	1,546
Substandard	798	-	-	3,220	-	-	-	4,018
Doubtful	-	-	-	-	-	-	-	-

Total commercial real estate loans	$7,436	$20,541	$103,786	$328,199	$222,931	$112,084	$-	$794,977

Current period gross charge-offs	$-	$-	$-	$-	$-	$-	$-	$-

Residential real estate:
Pass	$21,688	$99,924	$45,017	$38,034	$3,470	$-	$-	$208,133
Special Mention	-	-	-	-	-	-	-	-
Substandard	-	-	3,513	702	-	-	-	4,215
Doubtful	-	-	-	-	-	-	-	-

Total residential real estate loans	$21,688	$99,924	$48,530	$38,736	$3,470	$-	$-	$212,348

Current period gross charge-offs	$-	$-	$-	$179	$-	$-	$-	$179

Consumer:
Pass	$1,793	$2,112	$961	$549	$180	$277	$-	$5,872
Special Mention	-	-	-	-	-	-	-	-
Substandard	-	62	35	-	2	4	-	103
Doubtful	-	-	-	-	-	-	-	-

Total consumer loans	$1,793	$2,174	$996	$549	$182	$281	$-	$5,975

Current period gross charge-offs	$-	$9	$-	$6	$-	$4	$-	$19

Wichita Falls Bancshares, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2025 and 2024 (Unaudited)

	Term Loans Amortized Cost Basis by Origination Year
						Revolving
						Loans Amortized
	2024	2023	2022	2021	Prior	Cost Basis	Total
At December 31, 2024
Commercial:
Pass	$24,692	$16,642	$20,842	$5,614	$4,255	$10,689	$82,734
Special Mention	471	758	1,376	-	-	100	2,705
Substandard	49	127	203	32	-	-	411
Doubtful	-	723	-	-	-	-	723
Total commercial loans	$25,212	$18,250	$22,421	$5,646	$4,255	$10,789	$86,573

Current period gross charge-offs	$-	$626	$366	$128	$68	$1	$1,189

Equipment finance leases:
Pass	$87	$-	$-	$9	$-	$-	$96
Special Mention	-	-	-	-	-	-	-
Substandard	-	-	-	-	-	-	-
Doubtful	-	-	-	-	-	-	-
Total equipment finance leases	$87	$-	$-	$9	$-	$-	$96

Current period gross charge-offs	$-	$-	$-	$-	$-	$-	$-

Commercial real estate:
Pass	$41,234	$184,982	$424,222	$93,132	$121,241	$5,166	$869,977
Special Mention	-	-	718	80	15,718	-	16,516
Substandard	-	835	4,490	-	56	457	5,838
Doubtful	-	-	-	-	-	-	-
Total commercial real estate loans	$41,234	$185,817	$429,430	$93,212	$137,015	$5,623	$892,331

Current period gross charge-offs	$-	$-	$-	$-	$-	$-	$-

Residential real estate:
Pass	$87,359	$108,407	$78,824	$9,531	$-	$-	$284,121
Special Mention	-	-	-	357	-	-	357
Substandard	-	-	764	-	-	-	764
Doubtful	-	-	-	-	-	-	-
Total residential real estate loans	$87,359	$108,407	$79,588	$9,888	$-	$-	$285,242

Current period gross charge-offs	$-	$-	$55	$41	$-	$-	$96

Consumer:
Pass	$4,023	$1,497	$1,043	$287	$453	$-	$7,303
Special Mention	-	-	-	-	-	-	-
Substandard	-	19	27	-	-	-	46
Doubtful	-	-	-	-	-	-	-
Total consumer loans	$4,023	$1,516	$1,070	$287	$453	$-	$7,349

Current period gross charge-offs	$7	$33	$5	$43	$1	$-	$89

Wichita Falls Bancshares, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2025 and 2024 (Unaudited)

The following table presents the amortized cost basis of loans on nonaccrual status and loans past due over 89 days still accruing at September 30, 2025 and December 31, 2024 (in thousands):

	September 30, 2025
	Nonaccrual		Loans Past
	With No		Due Over
	Allowance		89 Days
	for Credit Loss	Nonaccrual	Still Accruing
Commercial	$86	$160	$42
Commercial real estate	338	338	-
Residential real estate	798	5,631	46
Consumer	-	104	-
Total	$1,222	$6,233	$88

	December 31, 2024
	Nonaccrual With No Allowance for Credit Loss	Nonaccrual	Loans Past Due Over 89 Days Still Accruing
Commercial	$103	$424	$87
Equipment finance leases	-	6	-
Commercial real estate	1	1	-
Residential real estate	2,410	6,630	837
Consumer	39	46	4
Total	$2,553	$7,107	$928

The Company recognized approximately $12,000 and $158,000 of interest income on nonaccrual loans during the nine months ended September 30, 2025 and December 31, 2024, respectively.

The following table presents the amortized cost basis of collateral-dependent loans, by the primary collateral type, which are individually evaluated to determine expected credit losses, and the related allowance for credit loss allocated to these loans at September 30, 2025 and December 31, 2024:

	September 30, 2025
	Collateral Type
	Real Estate	Equipment	Other	Total	ACL
Commercial	$-	$160	$-	$160	$35
Equipment finance leases	-	-	-	-	-
Commercial real estate	338	-	-	338	-
Residential real estate	5,632	-	-	5,632	639
Consumer	-	-	103	103	20
Total	$5,970	$160	$103	$6,233	$694

	December 31, 2024
	Collateral Type
	Real Estate	Equipment	Other	Total	ACL
Commercial	$-	$45	$379	$424	$157
Equipment finance leases	-	6	-	6	-
Commercial real estate	1	-	-	1	-
Residential real estate	6,630	-	-	6,630	455
Consumer	-	-	46	46	7
Total	$6,631	$51	$425	$7,107	$619

Wichita Falls Bancshares, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2025 and 2024 (Unaudited)

The following table presents the aging of the amortized cost basis in past due loans at September 30, 2025 and December 31, 2024 by class of loans (in thousands):

	30 - 89 Days	Over 89 Days	Total	Loans Not
	Past Due	Past Due	Past Due	Past Due	Total
September 30, 2025
Commercial	$864	$42	$906	$79,271	$80,177
Consumer	124	-	124	5,851	5,975
Equipment finance leases	126	-	126	(48)	78
Commercial real estate	424	-	424	794,553	794,977
Residential real estate	2,646	46	2,692	209,656	212,348
	$4,184	$88	$4,272	$1,089,283	$1,093,555

	30 - 89 Days	Over 89 Days	Total	Loans Not
	Past Due	Past Due	Past Due	Past Due	Total
December 31, 2024
Commercial	$434	$87	$521	$86,052	$86,573
Consumer	257	4	261	7,088	7,349
Equipment finance leases	213	-	213	(117)	96
Commercial real estate	740	-	740	891,591	892,331
Residential real estate	5,259	837	6,096	279,146	285,242
	$6,903	$928	$7,831	$1,263,760	$1,271,591

There were no modifications of loans to borrowers experiencing financial difficulty that occurred during the nine months ended September 30, 2025 or 2024, and no previously modified loans defaulted during the nine months ended September 30, 2025 or 2024. The Company has made no commitments to lend additional funds on modified loans to borrowers experiencing financial difficulty.

The Company has not purchased any loans during the nine months ended September 30, 2025 or 2024. The Company sold approximately $136,391,000 and $0 in mortgage loans for the nine months ended September 30, 2025 and 2024, respectively.

Note 4 -     Deposits

The carrying amount of deposits at September 30, 2025 and December 31, 2024 are as follows (in thousands):

	September 30,	December 31,
	2025	2024
Non-interest bearing demand accounts	$208,099	$217,335
Interest-bearing checking accounts	69,888	71,721
Limited access money market accounts	394,781	402,104
Savings accounts	27,382	25,511
Brokered CDs	-	70,000
Time deposits, less than $250	236,529	229,240
Time deposits, $250 and greater	174,249	138,957

Total deposits	$1,110,928	$1,154,868

Wichita Falls Bancshares, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2025 and 2024 (Unaudited)

At September 30, 2025, maturities of time deposits for the current and each of the next four years are (in thousands):

	Certificates of	Brokered
	Deposits	CDs
2025	$150,580	$-
2026	240,561	-
2027	14,176	-
2028	4,475	-
2029	836	-
Thereafter	150	-

	$410,778	$-

Deposits from stockholders, officers and directors of the Company amounted to approximately $9,317,000 and $7,335,000 at September 30, 2025 and December 31, 2024, respectively. The amounts are included in various interest-bearing and non-interest-bearing deposit accounts.

Note 5 -     Advances from Federal Home Loan Bank and Other Borrowings

As part of its management of interest rate risk, the Company periodically borrows from the Federal Home Loan Bank (FHLB). These advances are at fixed interest rates and are used as a source of funds from which the Company makes fixed rate mortgage loans. These advances are collateralized by a blanket lien on qualifying mortgage loans totaling approximately $483,278,000 and $552,791,000 at September 30, 2025 and December 31, 2024, respectively. At September 30, 2025 and December 31, 2024, the Company had approximately $444,165,000 and $336,584,000 available for additional borrowings under this line of credit, respectively.

The Company also occasionally pledges standby FHLB letters of credit for municipalities in lieu of pledging debt securities. The balances were $9,000,000 and $11,000,000 at September 30, 2025 and December 31, 2024, respectively.

At September 30, 2025 and December 31, 2024, the Company had varying short-term and long-term advances outstanding with principal due at maturity and interest due monthly. The Bank had short-term advances from FHLB of $30,096,000 and $205,000,000 at September 30, 2025 and December 31, 2024, respectively.

The Bank had no long-term advances from FHLB at September 30, 2025 and $189,000 at December 31, 2024.

FHLB borrowings consisted of various variable rate advances at September 30, 2025 and December 31, 2024 as follows (in thousands):

September 30, 2025			December 31, 2024
Aggregate		Weighted	Aggregate		Weighted
Advance	Interest	Average	Advance	Interest	Average
Amounts	Rates	Rate	Amounts	Rates	Rate
$30,096	3.605% - 4.5%	4.43%	$205,189	1.395% - 4.65%	4.31%

In addition to FHLB advances, the Company has 2 term notes from a financial institution. Outstanding borrowings on the notes totaled $32,000,000 at September 30, 2025 and December 31, 2024.

The Company also entered into a construction loan agreement with a financial institution. The fixed interest rate is set at 3.25 percent and the note is secured by a deed of trust for Lot 1, Block 1, La Paloma Addition in Southlake, TX. Principal and interest are due monthly and the note matures on October 30, 2029. At September 30, 2025 and December 31, 2024, outstanding borrowings totaled approximately $5,243,000 and $5,336,000, respectively.

Wichita Falls Bancshares, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2025 and 2024 (Unaudited)

The contractual maturities of short-term and long-term debt are as follows (in thousands):

Years ending December 31,
2025	$35,645
2026	1,431
2027	1,845
2028	2,406
Thereafter	25,965
$67,292

Note 6 -     Securities Sold Under Agreements to Repurchase

Repurchase agreements are secured borrowings. These repurchase agreements have carrying values of approximately $2,374,000 and $2,302,000 at September 30, 2025 and December 31, 2024, respectively. The Company pledges investment securities to secure those borrowings. Securities sold under agreements to repurchase are secured by securities with a carrying amount of $2,531,000 and $2,545,000 at September 30, 2025 and December 31, 2024, respectively.

Note 7 -     Convertible Subordinated Debt

At September 30, 2025, the Company had outstanding an aggregate of $12,204,000 in convertible subordinated notes. There were no notes converted into shares of common stock during the nine months ended September 30, 2025.

Note 8 -     Short-Term Borrowings

In addition to the borrowing capacity at FHLB, the Company has established $30,000,000 in unsecured lines of credit for overnight purchase of federal funds. These lines may be cancelled without any prior notification. At September 30, 2025 and December 31, 2024, there were no outstanding balances.

Note 9 -   Off-Balance-Sheet Activities

The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments include commitments to extend credit and standby letters of credit. These instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the consolidated balance sheets.

At September 30, 2025 and December 31, 2024, the amounts of these financial instruments were as follows (in thousands):

	September 30,	December 31,
	2025	2024
Financial instruments whose contract amounts represent credit risks
Commitments to extend credit and unfunded commitments	$86,461	$207,668
Standby letters of credit	839	727

Wichita Falls Bancshares, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2025 and 2024 (Unaudited)

Note 10 -   Employee Benefit Plans

The Company maintains several individually designed supplemental deferred compensation agreements which provide a deferred compensation benefit payable at retirement or death. The liability under the agreements is recorded based upon the present value of the deferred compensation benefits. At September 30, 2025 and December 31, 2024, the Company’s accrued liability under the agreements totaled approximately $3,496,000and $3,562,000, respectively. Deferred compensation expense of approximately $0 and $246,000 was recorded for the nine months ended September 30, 2025 and 2024, respectively. The Company has purchased life insurance policies to fund the benefits payable pursuant to the agreements. The Company is owner and beneficiary of the life insurance policies with aggregate death benefits of approximately $27,848,000 and $27,980,000 at September 30, 2025 and December 31, 2024, respectively. At September 30, 2025 and December 31, 2024, the life insurance policies have cash surrender values of approximately $13,636,000 and $13,606,000, respectively.

Note 11 -   Regulatory Matters

At September 30, 2025 and December 31, 2024, the Bank’s actual and required capital amounts and ratios were as follows (dollars in thousands):

					Minimum Required		Required to be Well
					for Capital		Capitalized
			Minimum Required		Adequacy Purposes		under the Prompt
			for Capital		including Capital		Corrective Action
	Actual		Adequacy Purposes		Conservation Buffer		Provisions
	Amount	Ratio	Amount	Ratio	Amount	Ratio	Amount	Ratio
As of September 30, 2025
Common Equity Tier 1 (to risk-weighted assets)	$142,198	17.27%	$37,047	4.50%	$57,629	7.00%	$53,513	6.50%

Total capital (to risk- weighted assets)	$152,515	18.53%	$65,862	8.00%	$86,444	10.50%	$82,327	10.00%

Tier 1 capital (to risk-weighted assets)	$142,198	17.27%	$49,396	6.00%	$69,978	8.50%	$65,862	8.00%

Tier 1 capital (to average weighted assets)	$142,198	11.04%	$32,931	4.00%	$32,931	4.00%	$41,164	5.00%

As of December 31, 2024
Common Equity Tier 1 (to risk-weighted assets)	$146,028	14.33%	$45,844	4.50%	$71,313	7.00%	$66,220	6.50%

Total capital (to risk- weighted assets)	$158,589	15.57%	$81,501	8.00%	$106,970	10.50%	$101,876	10.00%

Tier 1 capital (to risk-weighted assets)	$146,028	14.33%	$61,126	6.00%	$86,595	8.50%	$81,501	8.00%

Tier 1 capital (to average weighted assets)	$146,028	10.32%	$40,751	4.00%	$40,751	4.00%	$50,938	5.00%

Wichita Falls Bancshares, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2025 and 2024 (Unaudited)

Note 12 -   Fair Value of Financial Instruments

Fair Value Measurements

The following table summarizes financial assets and liabilities measured at fair value on a recurring basis as of September 30, 2025 and December 31, 2024 (in thousands):

	Level 1	Level 2	Level 3	Total Fair
	Inputs	Inputs	Inputs	Value
September 30, 2025
Available for sale
Obligations of states and municipal subdivisions	$-	$24,737	$-	$24,737
Mortgage-backed securities	-	14,315	-	14,315
Collateralized mortgage obligations	-	11,975	-	11,975
Corporate bonds	-	997	-	997

Totals	$-	$52,024	$-	$52,024

December 31, 2024
Available for sale
Obligations of states and municipal subdivisions	$-	$25,381	$-	$25,381
Mortgage-backed securities	-	15,678	-	15,678
Collateralized mortgage obligations	-	13,126	-	13,126
Corporate bonds	-	972	-	972
Loans held-for-sale	-	1,999	-	1,999

Totals	$-	$57,156	$-	$57,156

The Company is required, on a nonrecurring basis, to adjust the carrying value of certain assets or provide valuation allowances related to certain assets using fair value measurements in accordance with generally accepted account principles. Fair values of assets measured on a nonrecurring basis at September 30, 2025 and December 31, 2024 were as follows (in thousands):

	Level 1	Level 2	Level 3	Total Fair
	Inputs	Inputs	Inputs	Value
September 30, 2025
Collateral dependent loans	$-	$-	$5,539	$5,539

	$-	$-	$5,539	$5,539

December 31, 2024
Collateral dependent loans	$-	$-	$6,488	$6,488

	$-	$-	$6,488	$6,488

The allowance for credit losses for collateral dependent loans are determined based on the fair value of collateral method. Under the fair value of collateral method, the allowance for credit loss is equal to the difference between the carrying value of the loan and the fair value of the collateral less estimated selling costs. The resulting fair value measurement is disclosed in the nonrecurring hierarchy table. Where estimates of fair value used for other collateral supporting commercial loans are based on assumptions not observable in the marketplace, such valuations have been classified as Level 3.

Wichita Falls Bancshares, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2025 and 2024 (Unaudited)

The following table presents the carrying values and estimated fair values of all financial instruments, including those financial assets and liabilities that are not measured and reported at fair value on a recurring basis or are measured at fair value on a non-recurring basis (in thousands):

		September 30, 2025
	Carrying	Total
	Value	Fair Value	Level 1	Level 2	Level 3
Financial assets
Cash and due from banks	$9,113	$9,113	$9,113	$-	$-
Interest bearing deposits in banks	119,794	119,794	119,794	-	-
Debt securities available for sale	52,024	52,024	-	52,024	-
Debt securities held to maturity	364	364	-	364	-
Loans, net	1,082,915	1,051,933	-	-	1,051,933
Interest receivable	5,746	5,746	-	-	5,746

Financial liabilities
Deposits	$1,110,928	$1,036,674	$-	$-	$1,036,674
Federal funds and repurchase agreements	1,784	1,784	-	-	1,784
Federal Home Loan Bank advances	30,096	30,096	-	-	30,096
Other borrowings	37,196	37,196	-	-	37,196
Subordinated debentures	20,924	20,924	-	20,924	-
Interest payable	2,105	2,105	-	-	2,105

		December 31, 2024
	Carrying	Total
	Value	Fair Value	Level 1	Level 2	Level 3
Financial assets
Cash and due from banks	$25,191	$25,191	$25,191	$-	$-
Interest bearing deposits in banks	138,892	138,892	138,892	-	-
Debt securities available for sale	55,157	55,157	-	55,157	-
Debt securities held to maturity	501	501	-	501	-
Loans held-for-sale	1,999	1,942	-	1,942	-
Loans, net	1,260,776	1,224,705	-	-	1,224,705
Interest receivable	6,634	6,634	-	-	6,634

Financial liabilities
Deposits	$1,154,868	$1,077,677	$-	$-	$1,077,677
Federal funds and repurchase agreements	2,302	2,302	-	-	2,302
Federal Home Loan Bank advances	205,189	205,189	-	-	205,189
Other borrowings	37,336	37,336	-	-	37,336
Subordinated debentures	33,128	33,128	-	33,128	-
Interest payable	2,177	2,177	-	-	2,177

Note 13 - Income Taxes

Income tax expense at September 30, 2025 was as follows:

Current expense	$1,056
Deferred benefit	(250)
Total	$806

Wichita Falls Bancshares, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2025 and 2024 (Unaudited)

Note 14 – Parent Company Only Condensed Financial Information

Condensed financial information of Wichita Falls Bancshares, Inc., on a parent company only basis, follows:

CONDENSED BALANCE SHEETS

	September 30,	December 31,
	2025	2024
Assets
Cash and cash equivalents	$7,174	$11,391
Investment in subsidiaries	147,425	150,011
Other assets	540	1,022

Total assets	$155,139	$162,424

Liabilities and equity
Debt	$52,924	$65,128
Accrued expenses and other liabilities	7	62
Shareholders' equity	102,208	97,234

Total liabilities and shareholders' equity	$155,139	$162,424

CONDENSED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
Nine Months ended September 30,

	2025	2024

Dividends from subsidiaries	$12,546	$50
Other income	16	19
Interest expense	(4,223)	(3,611)
Other expense	(302)	(5)

Loss before income tax and undistributed subsidiary income	8,037	(3,547)
Income tax benefit	489	-
Equity in undistributed subsidiary income	(4,915)	6,930

Net income	$3,611	$3,383

Comprehensive income	$4,974	$4,780

Wichita Falls Bancshares, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

September 30, 2025 and 2024 (Unaudited)

CONDENSED STATEMENTS OF CASH FLOWS
Nine Months ended September 30,

	2025	2024

Operating Activities
Net income	$3,611	$3,383
Adjustments:
Equity in undistributed subsidiary income	4,914	(6,930)
Change in other assets	485	5
Change in other liabilities	(58)	(115)
Net cash from operating activities	8,952	(3,657)

Financing Activities
Proceeds from subordinated debt	-	8,700
Repayments of subordinated debt	(12,203)	-
Paid in capital	(966)	(6,500)
Dividends paid	-	(81)
Net cash from financing activities	(13,169)	2,119

Net change in cash and cash equivalents	(4,217)	(1,538)

Beginning cash and cash equivalents	11,391	14,168

Ending cash and cash equivalents	$7,174	$12,630

Note 15 - Earnings Per Share

The factors used in the earnings per share computation follow:

	Nine Months ended
	September 30,
	2025	2024

Net Income	$3,611	$3,383

Average Shares	620,912	575,889

Earnings per common share	$5.82	$5.88